Tax Status	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Internal Revenue Service (the IRS) has determined and informed the Plan by a letter dated April 8, 2016 that the Plan as amended and restated effective January 1, 2014 and related trust are established in accordance with applicable sections of the Code and, therefore, the Plan qualifies as tax‑exempt under Section 401(a) of the Code. Although the Plan has been amended since receiving the favorable determination letter, the Plan's management and the Plan's legal counsel believe that the Plan, as amended, continues to be qualified as tax-exempt and continues to operate in compliance with the applicable requirements of the Code. Therefore, no provision for income taxes is included in the Plan’s financial statements.
GAAP requires the Plan’s management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan’s management has concluded that, as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements.
The Plan is subject to audits by taxing jurisdictions; however, there are currently no audits for any open tax periods in progress. The Company believes the Plan is no longer subject to tax examination for years prior to 2022.